Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Synovics Pharmaceuticals, Inc. (the "Company") for the quarterly period ended April 30, 2007 filed with the Securities and Exchange Commission (the "Report"), I, Ronald Howard Lane, Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: June 18, 2007


By:  /s/ Ronald H. Lane
    -----------------------------
    Ronald Howard Lane
    Chief Executive Officer




This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Synovics Pharmaceuticals, Inc. and will be retained by Synovics Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.